SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                                March 1, 2005
                                -------------
                               Date of Report
                     (Date of earliest event reported)

                        OMNI MEDICAL HOLDINGS, INC.
                        ---------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Utah                000-26177                 87-0425275
          ----                ---------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                        1107 Mt. Rushmore Road, Suite 2
                        Rapid City, South Dakota 57701
                        -------------------------------
                   (Address of Principal Executive Offices)

                                (605) 718-0380
                                --------------
                         Registrant's Telephone Number

                                       N/A
        (Former Name or Former Address if changed Since Last Report)

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          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.01   Completion of Acquisition or Disposition of Assets.
            ---------------------------------------------------

Effective March 1, 2005, Omni Medical Holdings, Inc. acquired majority interest in DataFuzion, Inc. in an exchange of common stock. The transaction involves the exchange of 23,019,215 of Omni Medical shares for 100% (approximately 36,000,000 shares) of the DataFuzion shares. There were no relationships between any affiliates, officers, directors or its shareholders of both companies in this transaction. It is the intent of Omni to acquire 100% of DataFuzion shares over the next sixty days. Assuming all shares are exchanged, total outstanding shares will be approximately 46,038,430. Audited financial statements for DataFuzion are anticipated to be filed within the required 75 day period.

This transaction will result in a change of control in which the approximately 125 shareholders of DataFuzion will now control 50% of the outstanding shares, provided all shares have been exchanged under this transaction.

Effective March 1, Douglas P. Davis and Robert Bauers will be appointed to the Board of Directors, with Mr. Davis also named President of Omni Medical Holdings, Inc.

Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

         (a) Financial statements of businesses acquired.

             None. Financial statements of DataFuzion are anticipated to be filed within the required 75 day period.

         (b) Pro forma financial information.

             None. Pro forma financial information is anticipated to be filed within the required 75 day period.

         (c) Exhibits.


Description of Exhibit                       Exhibit Number
----------------------                       --------------

DataFuzion Share Exchange Agreement               10

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMNI MEDICAL HOLDINGS, INC.



Date: 3/4/05                            /s/ Arthur D. Lyons
      ------                            ------------------------
                                        Arthur D. Lyons
                                        Director and President

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